SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240,14a-
     12


                         AMARILLO MESQUITE GRILL, INC.
               (Name of Registrant as Specified In Its Charter)
                                      N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the following for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule of Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:

                         AMARILLO MESQUITE GRILL, INC.
                        302 North Rock Road, Suite 200
                                P.O. Box 2817
                           Wichita, Kansas  67201


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 28, 1999


    The Annual Meeting of the Stockholders of AMARILLO MESQUITE GRILL, INC. (the "Company") will be held at Amarillo Mesquite Grill Restaurant, Banquet Room, 3151 N. Rock Road, Wichita, Kansas, on the 28th day of May 1999, at 10:00 o'clock A.M. (CDT) for the purpose of considering and acting upon the following matters:

1. To elect four directors to hold office for the ensuing year and until their successors are elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment.

    The Company's annual report for the year ended January 31, 1999 will have been mailed to all stockholders of record at the close of business on April 28, 1999.

    The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on April 28, 1999 will be entitled to notice of and to vote at the meeting.

                                   By Order of the Board of Directors
                                   Linn F. Hohl, Secretary

Wichita, Kansas
April 28, 1999


    You are cordially invited to come early so that you may meet informally with management and Board nominees. The meeting room will be open from 9:30 o'clock A.M. until the meeting time at 10:00 o'clock A.M.


                                   IMPORTANT

    IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED REGARDLESS OF THE NUMBER OF SHARES OWNED.

                        AMARILLO MESQUITE GRILL, INC.
                       302 North Rock Road, Suite 200
                               P.O. Box 2817
                           Wichita, Kansas  67201

                                 __________

             The approximate mailing date of this Proxy Statement
                              is April 30, 1999
                                 __________

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 28, 1999

The accompanying proxy is furnished by Amarillo Mesquite Grill, Inc. (the "Company") in connection with the solicitation by the Board of Directors and may be revoked by the stockholder at any time before it is voted by giving a written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by personal withdrawal of the proxy prior to or at the meeting. The expense of this solicitation is to be borne by the Company and the Company will reimburse persons holding stock in their name or in the names of their nominees, for their expenses in sending proxies and proxy materials to their principals.

The Company has issued and outstanding 7,783,895 shares of common stock, par value $0.01 per share, as of April 28, 1999, the date the stockholders of record entitled to vote at the meeting was determined (the "Record Date").
Each share of common stock entitles the holder thereof to one vote. Nevertheless, each stockholder has cumulative rights in electing directors, which means that he has the right to accumulate his votes and give one candidate the number of votes to which his shares are entitled multiplied by the number of directors to be elected, or to distribute his votes on the same principle among as many candidates as he chooses. Cumulative voting rights may be exercised in the same manner as other voting rights, i.e., by proxy or in person. To exercise the right, the stockholder should clearly indicate on the proxy card or upon a sheet of paper how his votes should be distributed.


                        PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth certain information with regard to the beneficial ownership of Common Stock as of April 1, 1999 by (i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of common stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.


                                   Amount and
                                    Nature of
                                   Beneficial       Percent of
Name and Address (1)                Ownership         Class
Chris F. Hotze                       390,317 (2)       5.3%

Linn F. Hohl                         197,427           2.6%

Alan L. Bundy                      1,027,910 (3)      13.0%

C. Howard Wilkins, Jr.             2,013,165 (4)      25.5%

All officers and directors
as a group (four persons)          3,643,819 (5)      44.6%

Starwood Investments, L.P.
1313 North Webb Road
Wichita, KS  67206                 1,821,607 (6)      23.1%


___________________________


(1) The business address of all officers and directors is 302 North Rock Road, Suite 200, Wichita, Kansas 67206.

(2)  Includes 34,000 shares owned by Mr. Hotze's minor children.

(3) Includes 20,200 shares owned by Mr. Bundy's minor children and 281,950 shares subject to stock options which are fully vested and exercisable.

(4) Includes 250,000 shares subject to stock options which are fully vested and exercisable.

(5) Includes 531,950 shares subject to stock options which are fully vested and exercisable.

(6) Includes 216,000 shares and 250,000 shares subject to stock options which are fully vested and exercisable and owned by the general partner of Starwood Investments, L.P.

                             ELECTION OF DIRECTORS

All directors of the Company are elected for a term of one year and hold office until the annual meeting of the stockholders. The officers of the Company are elected at the Board of Directors' first meeting following the annual meeting of the stockholders. Such officers hold office until their successors are chosen and qualified or until their death, resignation or removal.

All executive officers of the Company currently serve on the Board of Directors. The terms of office for all Board members expire at the 1999 Annual Meeting of Stockholders. The following individuals have been nominated for re-election to the Board to serve until the Annual Meeting of Stockholders in 2000.

Name                   Age  Position(s)                          Year Became
                                                                   Director
Chris F. Hotze          52  Chairman of the Board,                   1982
                            President and Director

Alan L. Bundy           42  Executive Vice President and Director    1996

Linn F. Hohl            59  Vice President of Finance, Secretary,    1982
                            Treasurer and Director

C. Howard Wilkins, Jr.  61  Director                                 1994


    CHRIS F. HOTZE has been President and Director of the Company since the Company's inception in 1982. Mr. Hotze became Chairman of the Board in 1989.
 He began his career in the restaurant business in 1965 as an employee of Pizza Hut, Inc., where he held various management positions including Corporate Director of Training. In 1972, he joined Pizza Corporation of America as Regional Vice President. In 1975, he joined Maverick Development Corporation ("MDC") which managed sixteen Pizza Hut restaurants in Massachusetts and South Carolina and served as its President until October of 1983. Mr. Hotze is also a Director of Texas Pizza Corporation, a privately held company which owns and operates Pizza Hut restaurants. Mr. Hotze received a Bachelor's Degree in Business Administration from Wichita State University in 1970.

    ALAN L. BUNDY has been Executive Vice President and a director of the Company since the acquisition by the Company of the Amarillo Mesquite Grill restaurant chain in June 1996. Mr. Bundy founded Amarillo Mesquite Grill restaurant in 1982 and established four restaurants by the time these restaurants were sold to the Company. Mr. Bundy is in charge of overseeing the management and further development of the Amarillo Mesquite Grill restaurant chain.

    LINN F. HOHL has been Vice President of Finance, Treasurer and Assistant Secretary of the Company since the Company's inception in 1982, a Director since 1986 and Secretary of the Company since 1992. Mr. Hohl was employed as a Certified Public Accountant by KPMG Peat Marwick LLP, from 1962 to 1972. In 1972, he joined Pizza Corporation of America as Assistant Controller. From 1975 to 1981, Mr. Hohl served as a personal accountant for Mr. C. Howard Wilkins, Jr. and was an officer and director in several different corporations in which Mr. Wilkins was involved. From 1981 to 1983, he also served as Treasurer of MDC. Mr. Hohl received his Bachelor's Degree in Business Administration from Wichita State University in 1962.

    C. HOWARD WILKINS, JR. has most recently served on the Board of Directors since May 1994. Mr. Wilkins founded the Company in 1982 and served as Chairman of the Board until 1989 when he resigned in order to become Ambassador to the Netherlands. Mr. Wilkins served as Ambassador to the Netherlands until 1992.
 Mr. Wilkins was the founder, President and Chairman of the Board of Pizza Corporation of America, a publicly held company traded on the American Stock Exchange and the largest Pizza Hut franchisee with 270 restaurants, until 1975 when Pizza Corporation of America merged with Pizza Hut, Inc. Mr. Wilkins' private investments include Pizza Hut restaurants located in Texas and New Mexico and several other specialty restaurants. Mr. Wilkins is a stockholder and a member of the Board of Directors of U.S. Filter Corporation, a public company involved in comprehensive water treatment solutions.
Mr. Wilkins received his Bachelor's Degree from Yale University in 1960.

    No family relationships exist between or among the directors or officers of the Company.

    THE BOARD HAS UNANIMOUSLY APPROVED THE ABOVE-NAMED NOMINEES FOR DIRECTOR AND RECOMMENDS A VOTE "FOR" THEIR ELECTION.

                              EXECUTIVE COMPENSATION

The following table sets forth the cash compensation paid or accrued during the fiscal years ended January 31, 1999, January 25, 1998 and January 26, 1997 to the Company's Chief Executive Officer and the highest paid executive officers of the Company whose annual cash compensation exceeds $100,000.

                            Summary Compensation Table

                                Annual Compensation
Name and Principal Position          Fiscal Year       Salary       Bonus
Chris F. Hotze                           1999       $  9,000(1)    $    --
   President and Chairman                1998          9,000(1)         --
   of the Board                          1997          9,000(1)         --

Alan Bundy
   Executive Vice President              1999       $135,356       $10,000
                                         1998        129,425        10,000
                                         1997         74,635(2)      5,000

Linn F. Hohl
   Vice President of Finance             1999       $ 92,574       $10,000
                                         1998         90,462        10,000
                                         1997         90,837        10,000

 __________________________


(1) Paid by a corporation owned by C. Howard Wilkins, Jr., a director and the majority stockholder of the Company. Mr. Hotze did not devote his full time to the Company during the time periods indicated and this amount represents the value of his services rendered to the Company.

(2)  Mr. Bundy became employed by the Company on June 17, 1996.


Option Grants in Fiscal Year 1999

    During the fiscal year ended January 31, 1999, the Company did not grant stock options to the executive officers named in the Summary
Compensation Table.


Aggregated Option Exercises in Fiscal Year 1999

    The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning each exercise of stock options during the fiscal year ended January 31, 1999 and the value of unexercised stock options at January 31, 1999.


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                             Number of Securities
                                                  Underlying           Value of Unexercised
                    Shares                    Unexercised Options     In-the-Money Options at
                   Acquired                  at January 31, 1999         January 31, 1999
                      on         Value         Exercisable (E)/            Exercisable/
Name               Exercise    Realized(1)    Unexercisable (U)          Unexercisable(2)

Chris F. Hotze      30,000      $112,500          25,000 E/                 $29,500 E/
  President and                                       $0 U                       $0 U
  Chairman of
  the Board

Alan L. Bundy           --            --         281,950 E/                      $0 E/
  Executive Vice                                      $0 U                       $0 U
  President

Linn F. Hohl        17,000      $ 63,750          25,000 E/                 $29,500 E/
  Vice President                                      $0 U                       $0 U
  of Finance




(1) Value realized is the difference between the market price of the underlying common stock on the exercise date and the exercise price.

(2) Values have been computed based on the average of the bid and ask price of the Company's common stock on January 29, 1999 of $1.47 per share.

                               DIRECTORS' FEES

Each member of the Board of Directors, other than those who are employees of the Company, is entitled to receive $500 for each meeting he attends, plus reimbursement for expenses incurred in connection with his attendance at such meeting.

                         ATTENDANCE AT BOARD MEETINGS

During the fiscal year ended January 31, 1999, the Board of Directors held one meeting and acted by unanimous written consent four times. All directors attended this board meeting.

                                  COMMITTEES

The Company has no Executive, Audit, Compensation or Nominating Committees.


                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 11, 1997, the Company, along with C. Howard Wilkins, a director of the Company, Robert A. Geist, a greater than 10% stockholder of the Company through his ownership in Starwood Investments, L.P., and two other existing stockholders of the Company, formed AMG, Inc., a Kansas corporation. AMG, Inc. was formed for the sole purpose of constructing and operating Amarillo Mesquite Grill restaurants in the cities of Muskogee, Oklahoma, Wichita, Kansas and Manhattan, Kansas. The Company received 48% of the common stock of AMG, Inc. and entered into a verbal management agreement to manage the construction and operation of these restaurants. The Company received a total management fee of $102,980 for its services. On February 23, 1998, the Company entered into an agreement with the current stockholders of AMG, Inc. to purchase such stockholders' 52% interest in AMG, Inc. for an aggregate purchase price of 450,000 restricted shares of the Company's common stock. Pursuant to this transaction, Mr. Wilkins and his affiliated entities received 216,000 shares of the Company's stock, Mr. Geist received 216,000 shares of stock, Tom Devlin received 9,000 shares of stock and Andres Mouland received 9,000 shares of stock. This transaction resulted in AMG, Inc.
becoming a wholly owned subsidiary of the Company which was merged into the Company on September 21, 1998.

The Company provides certain management and accounting services for Red
Apple Corporation. Three of the five stockholders of Red Apple Corporation, Chris F. Hotze, Linn F. Hohl and C. Howard Wilkins, Jr., are officers and directors of the Company. On March 24, 1997, Red Apple Corporation purchased from the Company all of the assets used in the operation of eight Grandy's restaurants. Red Apple Corporation pays to the Company a fee of $10,000 per month for the services rendered by the Company for management of these restaurants.

On May 12, 1998, Chris F. Hotze, President of the Company, loaned to the Company $250,000 pursuant to an unsecured promissory note. The proceeds from this note were used to pay costs for the construction of new restaurants. The terms of this note required the Company to make payment in full of the principal plus interest at the rate of 10% per annum upon demand or on January 1, 1999. On January 1, 1999, the Company renewed this promissory note under the same terms as the previous note and extended the payment term until January 1, 2000 or upon demand.

The Company believes that the terms of the transactions described above are no less favorable to the Company than the Company could have obtained from non-affiliated parties. In the future, all transactions between the Company and its affiliated entities, executive officers, directors or stockholders will be on terms which will continue to be no less favorable to the Company than the Company could obtain from non-affiliated parties.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended January 31, 1999, all officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

On November 12, 1998, the Company notified KPMG LLP ("KPMG") that it was dismissing such firm as its independent accountant effective immediately. This dismissal was approved by the Company's Board of Directors. During the fiscal years ended January 25, 1998 and January 26, 1997 and through the date of dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in connection with its report. The accountant's report for the fiscal years ended January 25, 1998 and January 26, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

On November 20, 1998, the Company received notice that Allen, Gibbs
& Houlik, L.C. had accepted the Company's offer to serve as its independent accountant effective for the audit for the year ended January 31, 1999. During the fiscal years ended January 25, 1998 and January 26,
1997 and through the date of the engagement of such accounting firm, the Company did not consult Allen, Gibbs & Houlik, L.C. regarding (i) either:
the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements that the Company considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as required by the Securities Exchange Act of 1934.

The Board of Directors has selected Allen, Gibbs & Houlik, L.C. as the Company's independent auditors for the ensuing fiscal year. Allen, Gibbs & Houlik, L.C. has served as the Company's independent auditors since November 20, 1998. A representative of Allen, Gibbs & Houlik, L.C. is expected to be present at the Annual Meeting to answer appropriate questions, but does not intend to make a statement.

                                 VOTE REQUIRED

The four nominees for election as directors at the Annual Meeting of Stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's common stock, a quorum being present, shall become directors at the conclusion of the tabulation of votes.

Under Kansas Law and the Company's Articles of Incorporation and By-laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of other proposals presented at the meeting, and the total number of votes cast "for" a matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

                           MANNER IN WHICH THE PROXIES
                                  WILL BE VOTED

The Company proposes to vote management proxies and all unmarked proxies for the election of each of the four nominees to the Board, each to hold office until the next annual meeting and until his successor is elected and has qualified. In the event that any nominee is not available to serve as a director at the time of election, which the Company has no reason to anticipate, proxies may be voted for such substitute nominee as the Company may propose.

The Board knows of no other matter to be presented at the meeting.
However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matters. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy. Moreover, it is important that the proxies be returned promptly.

                           PROPOSALS OF STOCKHOLDERS

Proposals of stockholders to be presented at the Company's 2000 annual meeting must be received by the Company's executive office no later than December 15, 1999 for inclusion in the Proxy Statement.


                                         By Order of the Board of Directors
                                         Linn F. Hohl, Secretary


Wichita, Kansas
April 28, 1999

AMARILLO MESQUITE GRILL, INC.
302 North Rock Road, Suite 200                 PROXY
P.O. Box 2817                                  This Proxy is Solicited on
Wichita, Kansas 67201                          Behalf of the Board of Directors

The undersigned hereby appoints Chris F. Hotze and Linn F. Hohl as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Amarillo Mesquite Grill, Inc., as held of record by the undersigned on April 28, 1999, at the annual meeting of stockholders to be held on May 28, 1999, or any adjournment thereof.

1.  ELECTION OF DIRECTORS  [ ] FOR all nominees listed below
                               (except as marked to the contrary below)

                           [ ] WITHHOLD AUTHORITY to vote
                               for all nominees listed below


Chris F. Hotze, Linn F. Hohl, C. Howard Wilkins, Jr., Alan L. Bundy (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

______________________________________________________________________________


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



                            (Continued on other side)

The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

                                     Please sign exactly as name appears below.
                                     When shares are held by joint tenants,
                                     both should sign.  When signing as
                                     attorney, executor, administrator, trustee or guardian, please give full title as such.

                                     If a corporation, please sign in full
                                     corporate name by President or other
                                     authorized officer.  If a partnership,
                                     please sign in partnership name by
                                     authorized person.

                                     Dated: ________________, 1999

                                     Signature ______________________________

                                     ________________________________________
                                         Signature, if held jointly

          Please mark, sign, date and return this proxy promptly by using the enclosed envelope.